GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report on the General California Municipal Bond Fund, Inc. For the 12-month period ended September 30, 1998, your Fund produced a total return, including share price changes and dividend income generated, of 8.76%,* and a tax-free distribution rate per share of 4.85%.**

THE ECONOMY

  The risk of global recession loomed large by the end of the reporting period. Since last summer, the international economic crisis has spread from Asia and Russia into Latin America and its effects are evident in the U.S., as witnessed by early signs of a slowing in our domestic economy. Second-quarter gross domestic product grew at an annual rate of 1.8%, well below the 5.5% rate in the first quarter, while the trade deficit has continued to widen, affected by weakening foreign demand and low-priced imports. These developments have heightened a sense of global economic interdependence and have resulted in a shift in emphasis by the Federal Reserve Board whereby fighting inflation has taken a subordinate role to that of maintaining stable U.S. economic growth. As Fed Chairman Alan Greenspan noted in early September: "It is just not credible that the United States can remain an oasis of prosperity unaffected by a world that is experiencing greatly increased stress." On September 29, the Federal Open Market Committee cut interest rates for the first time since January 1996. That quarter-point reduction in the Federal Funds target rate to 5.25% was designed to cushion the adverse effects of the overseas economic crisis on the domestic economy. (The Federal Funds rate is the interest rate that banks charge each other for overnight loans.)

  So far, shock waves from the overseas economic turmoil have been dampened by the continued propensity of U.S. consumers to spend. In the first half of the year, their spending outpaced earned income, an unsustainable phenomenon, yet a telling indicator of the level of consumer optimism. The reasons for such optimism are no surprise. Inflation remains tame, running at an annual rate comfortably below 2% . After-tax income is growing. Of great economic and psychological importance to consumers, jobs are plentiful; the unemployment rate has been at or near 30-year lows throughout the reporting period and new jobs have been created at a robust pace.

  While the corporate sector wrestles with the economic implications of global developments, consumers have powered the economy. The consumer sector comprises two-thirds of the activity in the $8-trillion U.S. economy and, with the business sector slowing (corporate profits declined in the second quarter for the first time in nearly a decade) , any significant pullback in household spending could trigger a recession. Up to now, the spillover effect from developments abroad has been largely confined to the manufacturing sector, whose activity has contracted of late due to the falloff in foreign demand. Aside from this "erosion at the edges" as Chairman Greenspan describes it, layoffs on a broader scale--a factor that could weaken consumer resolve to spend--so far have not occurred. It is clear that the Fed is concerned about the possibility of worldwide recession. The recent October interest rate reduction was a major step by the Fed toward mitigating the domestic effects of international financial turmoil and a gesture meant to serve notice to the world of the seriousness of its purpose.

MARKET ENVIRONMENT

  Conditions in the fixed-income markets during the past 12 months have been dynamic. The normal economic fundamentals, which exert the greatest influence on the direction of interest rates, have taken a back seat to other influences. Price movements have often resulted from factors that are difficult to discern. Most investors have seen, and perhaps felt, the effects of the Asian and emerging market crises on stocks; it has only come to light in recent weeks how dramatic the impact could be on the bond markets. Generally, the various market sectors respond similarly to economic and other news by moving in the same direction--though not necessarily at the same pace. However, these are not normal times. Fear of a widening crisis in the foreign markets has pushed more investors to the relative safety of U.S. government bonds. Compounding the problem are substantial hedge fund positions involving complex transactions. In many instances, the positions entail owning low-quality corporate or foreign bonds and short-selling high-quality U.S. Treasuries. The rapid rise in U.S. Treasury prices has forced the unwinding of many of these positions which, in turn, has exacerbated the problem.

  It is difficult to anticipate when the markets will return to more normal conditions. The bond markets continue to be driven by foreign liquidity and hedge funds' deleveraging needs. Mindful of these forces and the prospects for softening in the domestic economy, it appears that the Fed will have to maintain an accommodative bias in its conduct of monetary policy.

  The impact on municipal securities has generally been positive. Yields have moved lower throughout the past year, though the path down has not been a smooth one. With stock prices experiencing significant erosion, more signals of a slowing economy, and the consensus view that the Fed will act again to lower short-term interest rates, we believe that the merits of owning tax-exempt securities are compelling. For example, some "AAA"-rated municipal bonds are yielding nearly 100% of the yield of taxable U.S. Treasury bonds. Furthermore, while the supply of newly issued municipal securities has been at a near-record level for the past year, future projections call for a curtailment in the amount of issues to be marketed.

PORTFOLIO FOCUS

  The overriding objective in managing the Fund continues to emphasize the generation of income exempt from both California and Federal income taxes. Because of the narrowing yield differentials between the highest-quality and lower rated tax-exempts, opportunities to make yield enhancements have been limited in the current market environment. However, we would anticipate that a softening in the U.S. economy could lead to a more opportunistic environment.

  For the past 12 months the portfolio has been managed to maintain a neutral posture with respect to the Fund's duration. Duration (a measure of the Fund's sensitivity to changes in interest rates) has ranged between seven and eight years. This neutral duration strategy has worked successfully when interest rates have not declined too dramatically: During the market's latest upswing, the Fund may not have captured as much price appreciation as more aggressively structured funds. However, in view of our positive outlook for municipal securities, we intend to add bonds to the Fund that will react more favorably if interest rates decline further as anticipated. Due to the price appreciation of the Fund' s securities during the past 12 months, trading activity resulted in the realization of net capital gains, so we anticipate that shareholders will again be receiving a capital gains distribution before the end of 1998.

  California' s robust economy and improving financial condition support our position. The State' s economy continues to outpace the country in terms of employment and personal income growth. As a result of this strong performance, last month Moody's Investors Service raised the rating on California's general obligation bonds to Aa3 from A1.

  While no one can determine when this period of market turbulence will end, we continue to focus on our long-term objectives of maximizing the Fund's distribution of tax-free income, while achieving a competitive total return. We trust that this philosophy is in keeping with your investment objectives.



               Very truly yours,


               [Richard J. Moynihan signature logo]



               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

October 16, 1998

New York, N.Y.

*Total  return  includes  reinvestment of dividends and any capital gains paid.
Income may be subject to state and local income taxes for non-California residents.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.



GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.               SEPTEMBER 30, 1998
-----------------------------------------------------------------------------

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GENERAL CALIFORNIA
    MUNICIPAL BOND FUND, INC. AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

                                    Dollars

$20,520

Lehman Brothers  Municipal Bond Index*

$19,977

General California Municipal Bond Fund, Inc.

*Source: Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended             From Inception (10/10/89)

                    September 30, 1998                September 30, 1998              to September 30, 1998

                   ____________________             ____________________          __________________________
                            8.76%                            5.78%                            8.02%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in General California Municipal Bond Fund, Inc. on 10/10/89 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 9/30/89 is used as the beginning value on 10/10/89. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in California municipal securities and its performance shown in the line graph takes into account fees and expenses. The Lehman Brothers Municipal Bond Index is not limited to investments principally in California municipal obligations and does not take into account fees and expenses. The Lehman Brothers Municipal Bond Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                   SEPTEMBER 30, 1998

                                                                                                   Principal

Long-Term Municipal Investments--99.6%                                                              Amount           Value
-------------------------------------------------------                                         _____________     _____________

ABAG Finance Authority, Nonprofit Corps., MFHR
  (Central Park Apartments) 5.60%, 7/1/2038  . . . . . . . . . . . . . . . . . . . . . . .     $    5,000,000    $    5,098,800

ABAG Finance Corporation., COP (ABAG XXIV) 6.90%, 4/1/2012 . . . . . . . . . . . . . . . .          3,500,000         3,687,530

Alameda County, COP (Various Financing Projects)

  6%, 9/1/2021 (Insured; MBIA, LOC; The Fuji Bank) . . . . . . . . . . . . . . . . . . . .          4,865,000         5,420,048

Allan Hancock Joint Community College District, COP, Refunding

  7.625%, 10/1/2005  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,055,000         1,175,523

Anaheim Public Financing Authority, Tax Allocation Revenue

  6.45%, 12/28/2018 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,000,000         6,979,020

Beaumont Unified School District, COP (Capital Improvement Project)

  7.70%, 1/1/2021 (Prerefunded 1/1/2001) (a) . . . . . . . . . . . . . . . . . . . . . . .          1,100,000         1,219,119

California Educational Facilities Authority, Revenue

  (Chapman College) 7.50%, 1/1/2018 (Prerefunded 1/1/2001) (a) . . . . . . . . . . . . . .          1,760,000         1,946,296

California Health Facilities Financing Authority, Revenue:

 (HELP Group)

    7%, 8/1/2021 (Insured; California Health Facilities Construction Loan Program) . . . .          1,800,000         1,967,076

  (Kaiser) 5.40%, 5/1/2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,500,000         4,650,615

  (Pomona Valley Hospital Medical Center)

    7.375%, 1/1/2014 (Prerefunded 1/1/2000) (a)  . . . . . . . . . . . . . . . . . . . . .            750,000           800,970

  (Walden House) 6.85%, 3/1/2022 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,225,000         3,531,440

California Housing Finance Agency:

 MFHR:

    6.15%, 8/1/2022 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,850,000         4,119,346

    6.05%, 8/1/2038 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,500,000         2,651,625

  SFMR:

    6%, 8/1/2016 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,149,720

    6.375%, 8/1/2027 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,250,000         2,431,552

    5.60%, 8/1/2029 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,350,000         4,531,351

    7.50%, 8/1/2029  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,065,000         1,107,589

    7.60%, 8/1/2030  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,365,000         1,435,297

    7.70%, 8/1/2030  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            765,000           797,635

California Pollution Control Financing Authority, PCR, Refunding

  (San Diego Gas and Electric) 5.90%, 6/1/2014 (Insured; MBIA) . . . . . . . . . . . . . .          9,000,000        10,432,800

California Statewide Communities Development Authority:

 COP, Health Facilities Revenue, Refunding (Barton Memorial Hospital)

    6.50%, 12/1/2009 (LOC; Banque Nationale De Paris)  . . . . . . . . . . . . . . . . . .          1,600,000         1,758,384

  Special Facilities LR (United Airlines, Inc.):

    5.70%, 10/1/2033 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,600,000         8,909,428

    5.625%, 10/1/2034  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,895,000         2,982,429

Chico Public Financing Authority, Revenue

 (Chico Municipal Airport and Central Chico Redevelopment Project)

  7.40%, 4/1/2021 (Prerefunded 4/1/2000) (a) . . . . . . . . . . . . . . . . . . . . . . .          2,410,000         2,595,112

Commerce Joint Powers Financing Authority, Revenue, Multiple Project Loans

  8%, 3/1/2022 (Prerefunded 3/1/2001) (a)  . . . . . . . . . . . . . . . . . . . . . . . .          2,395,000         2,688,555

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                         _____________     _____________

Contra Costa County, Mortgage Revenue, Refunding (Cedar Pointe)

  6.15%, 9/1/2025 (Insured; FHA) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    2,955,000    $    3,129,286

Del Mar Race Track Authority, Revenue, Refunding 6.20%, 8/15/2011. . . . . . . . . . . . .          2,000,000         2,190,540

Dry Creek Joint School District, Special Tax

 (Community Facilities District Number 1)

  7.25%, 9/1/2011 (Insured; FSA, Prerefunded 9/1/2000) (a) . . . . . . . . . . . . . . . .          1,000,000         1,091,270

Duarte, COP (Hope City Medical Center) 6%, 4/1/2008. . . . . . . . . . . . . . . . . . . .          4,070,000         4,328,852

East Bay Municipal Utility District, Water System Revenue

  4.75%, 6/1/2028 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,910,000         5,812,603

Fontana Public Financing Authority, Tax Allocation Revenue, Refunding

  (North Fontana Redevelopment Project) 7.25%, 9/1/2020  . . . . . . . . . . . . . . . . .          2,000,000         2,123,900

Fontana Redevelopment Agency, Tax Allocation, Refunding

 (Jurupa Hills Redevelopment Project):

    5.50%, 10/1/2019 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,070,980

    5.50%, 10/1/2027 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,168,950

Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:

  6%, 1/1/2034 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,401,750

  5%, 1/1/2035 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,955,000         4,869,080

Fresno Unified School District, COP (Phase VI Project)

  7.20%, 5/1/2011 (Prerefunded 5/1/2001) (a) . . . . . . . . . . . . . . . . . . . . . . .          4,250,000         4,719,498

Hollister Redevelopment Agency, Tax Allocation

 (Hollister Community Development Project)

  7.55%, 10/1/2013 (Prerefunded 10/1/1999) (a) . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,061,550

Inglewood, HR (Daniel Freeman Hospital)

  6.75%, 5/1/2013 (Prerefunded 5/1/2001) (a) . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,199,800

Loma Linda, HR (Loma Linda University Medical Center Project)

  6%, 12/1/2023  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,277,750

Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue

  Refunding 6%, 7/1/2026 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,536,900

Metropolitan Water District, Southern California Waterworks Revenue, Refunding

  4.75%, 7/1/2022  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         9,838,400

Monterey County, COP (Natividad Medical Center Improvement):

  4.75%, 8/1/2020 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,680,000         3,657,515

  4.75%, 8/1/2027 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,650,000         5,519,485

M-S-R Public Power Agency, Power Revenue, Refunding

  (San Juan Project) 5.90%, 7/1/2020 . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,930,000         6,940,326

Newhall Elementary and Castaic Union School Districts, COP

  (School Improvement Project) 7.70%, 3/1/2011 (Prerefunded 3/1/2001) (a)  . . . . . . . .          2,695,000         2,957,116

Northern California Power Agency, Public Power Revenue, Refunding

  (Hydroelectric Project Number 1) 6.30%, 7/1/2018 (Insured; MBIA) . . . . . . . . . . . .         20,400,000        24,613,212

Orange County, COP, Special Tax (Community Facilities District Number 87-3)

  7.80%, 8/15/2015 (Prerefunded 8/15/2000) (a) . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,645,620

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                         _____________     _____________
Otay Municipal Water District (Improvement District Number 27)

  6.70%, 9/1/2022 (Prerefunded 9/1/2002) (a) . . . . . . . . . . . . . . . . . . . . . . .     $    2,000,000    $    2,263,560

Port Oakland, Special Facilities Revenue (Mitsui O.S.K. Lines Limited)

  6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)  . . . . . . . . . . . . . . . . . . . .          3,000,000         3,285,780

Redwood City Elementary School District 5%, 8/1/2015 (Insured; FGIC) . . . . . . . . . . .          3,875,000         4,085,335

Richmond Joint Powers Financing Authority, Revenue

  7.25%, 5/15/2013 (Prerefunded 5/15/2000) (a) . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,158,980

Riverside County Asset Leasing Corporation, LR

  (Riverside County Hospital Project) Zero Coupon, 6/1/2021 (Insured; MBIA)  . . . . . . .          2,550,000           825,971

Sacramento County, Special Tax (Community Facilities District Number 1):

  8.25%, 12/1/2020 (Prerefunded 12/1/2000) (a) . . . . . . . . . . . . . . . . . . . . . .          5,610,000         6,266,538

  Refunding 5.70%, 12/1/2020 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,250,000         1,275,675

San Bernardino, Health Care Systems Revenue (Sisters of Charity)

  7%, 7/1/2021 (Prerefunded 7/1/2001) (a)  . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,222,040

San Diego Convention Center Expansion Financing Authority, LR

  4.75%, 4/1/2028 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,050,000         4,967,281

San Francisco City and County Airports Commission, International Airport
Revenue:

  5%, 5/1/2018 (Insured; FSA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,044,650

  5.90%, 5/1/2026  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,385,000        10,090,658

San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue

  (Junior Lien) Zero Coupon, 1/1/2010  . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         3,037,000

San Marcos Public Facilities Authority, Revenue, Refunding

  (Public Improvement-Civic Center) 6.20%, 8/1/2022  . . . . . . . . . . . . . . . . . . .          3,000,000         3,117,780

San Marcos Unified School District

 (School Facilities Improvement District Number 1)

  5.80%, 11/1/2014 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,540,000         3,968,375

Santa Cruz County Redevelopment Agency, Tax Allocation

  (Subordinated-Live Oak/Soquel Community Improvement) 5.625%, 9/1/2022  . . . . . . . . .          3,335,000         3,553,409

Simi Valley, Single Family Residential Mortgage Revenue 7.625%, 8/1/2022 (b) . . . . . . .            997,866           169,637

Southern California Home Finance Authority, SFMR

  6.90%, 10/1/2024 (Collateralized: FNMA and GNMA) . . . . . . . . . . . . . . . . . . . .          1,620,000         1,713,685

Southern California Public Power Authority, Power Project Revenue

  (Multiple Projects) 6.75%, 7/1/2011 (Insured; FSA) . . . . . . . . . . . . . . . . . . .          3,750,000         4,663,238

Stockton, Health Facilities Revenue, Refunding (Dameron Hospital Association)

  5.70%, 12/1/2014 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,032,030

Tehachapi Unified School District, COP (Tompkins Elementary School Project)

  7.80%, 2/1/2021 (Prerefunded 2/1/2001) (a) . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,100,490

Tracy Area Public Facilities Financing Agency, Special Tax, Refunding

  (Community Facilities District Number 87-1) 5.875%, 10/1/2013 (Insured; MBIA)  . . . . .          7,000,000         7,841,960

Turlock, COP, Health Facilities Revenue, Refunding

  (Emanuel Medical Center, Inc.) 5.75%, 10/15/2023 . . . . . . . . . . . . . . . . . . . .          6,000,000         6,159,960

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                         _____________     _____________

West Covina Redevelopment Agency, Special Tax, Refunding

 (Community Facilities District--Fashion Plaza):

    6%, 9/1/2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    6,000,000    $    6,843,780

    6%, 9/1/2022 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,325,000         9,548,609

Yolo County Housing Authority, Mortgage Revenue (Walnut Park Apartments)

  7.20%, 8/1/2033 (Insured; FHA) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,150,000         4,473,659

                                                                                                                  _____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $271,719,774). . . . . . . . . . . . . . . . .                         $294,931,723

                                                                                                                  _____________


Short-Term Municipal Investments--1.5%
-------------------------------------------------------

California Pollution Control Financing Authority, PCR, VRDN

  (Southern California Edison) 3.15% (c) . . . . . . . . . . . . . . . . . . . . . . . . .     $    1,100,000    $    1,100,000

Newport Beach, Revenue, VRDN:

  (Hoay Memorial Hospital) Series A, 2.90% (c) . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,000,000

  (Hoay Memorial Hospital) Series C, 2.90% (c) . . . . . . . . . . . . . . . . . . . . . .          2,200,000         2,200,000

                                                                                                                  _____________

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $4,300,000) . . . . . . . . . . . . . . . . .                        $   4,300,000

                                                                                                                  _____________


TOTAL INVESTMENTS (cost $276,019,774). . . . . . . . . . . . . . . . . . . . . . . . . . .             101.1%      $299,231,723

                                                                                                      _______     _____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .             (1.1%)   $   (3,221,267)

                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $296,010,456

                                                                                                      _______     _____________

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           LOC         Letter of Credit

COP         Certificate of Participation                            LR          Lease Revenue

FGIC        Financial Guaranty Insurance Company                    MFHR        Multi-Family Housing Revenue

FHA         Federal Housing Administration                          MBIA        Municipal Bond Investors Assurance

FNMA        Federal National Mortgage Association                                  Insurance Corporation

FSA         Financial Security Assurance                            PCR         Pollution Control Revenue

GNMA        Government National Mortgage Association                SFMR        Single Family Mortgage Revenue

HR          Hospital Revenue                                        VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value

____                               ________                          _________________              ___________________

AAA                                Aaa                               AAA                                  42.2%

AA                                 Aa                                AA                                    6.5

A                                  A                                 A                                    22.8

BBB                                Baa                               BBB                                  20.8

D                                  N/A                               D                                      .1

F-1+ & F-1                         MIG1,VMIG1,& P1                   SP1 & A1                              1.4

Not Rated (d)                      Not Rated (d)                     Not Rated (d)                         6.2

                                                                                                         _______

                                                                                                         100.0%

                                                                                                         _______

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Bonds which   are  prerefunded  are  collateralized  by  U.S.  Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b)  Non-income producing security; interest payments in default.

(c) Securities payable on demand. Variable interest rate--subject to periodic change.

(d) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

(e)  At September 30, 1998, 29.0% of the Fund's net assets are insured by MBIA.

                      SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                        SEPTEMBER 30, 1998

                                                                                                    Cost              Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $276,019,774      $299,231,723

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              239,535

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            4,318,179

                                 Receivable for shares of Common Stock subscribed  . . . .                                  250

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               48,658

                                                                                                                  _____________

                                                                                                                    303,838,345

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              148,906

                                 Payable for investment securities purchased . . . . . . .                            7,625,670

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               53,313

                                                                                                                  _____________

                                                                                                                      7,827,889

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $296,010,456

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $269,677,753

                                 Accumulated net realized gain (loss) on investments . . .                            3,120,754

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4  . . . . . . . . . . . . . . . .                           23,211,949

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $296,010,456

                                                                                                                  _____________


SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized). . . . . . . . . . . . . .                           21,274,252

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $13.91

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                          $16,549,962

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .       $  1,749,203

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            341,320

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             39,355

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .             34,071

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .             30,594

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             14,265

                                 Prospectus and shareholders' reports  . . . . . . . . . .             13,090

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .              1,757

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .             17,673

                                                                                                 ____________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                            2,241,328

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           14,308,634

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .       $  3,116,198

                                 Net unrealized appreciation (depreciation) on investments . .      7,160,883

                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                           10,277,081

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                          $24,585,715

                                                                                                                   ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended             Year Ended

                                                                                   September 30, 1998     September 30, 1997
                                                                                   __________________     __________________

OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  14,308,634          $  15,118,128

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .            3,116,198              1,593,884

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .            7,160,883              7,392,293

                                                                                        _____________          _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . .           24,585,715             24,104,305

                                                                                        _____________          _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (14,504,662)           (15,349,099)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . .           (1,543,915)            (5,388,593)

                                                                                        _____________          _____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (16,048,577)           (20,737,692)

                                                                                        _____________          _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .           43,599,346             51,850,255

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           11,154,889             14,541,143

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .          (58,825,931)           (75,010,729)

                                                                                        _____________          _____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . .           (4,071,696)            (8,619,331)

                                                                                        _____________          _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . .            4,465,442            (5,252,718)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          291,545,014            296,797,732

                                                                                      _____________          _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $296,010,456           $291,545,014

                                                                                        _____________          _____________


Undistributed investment income--net . . . . . . . . . . . . . . . . . . . . . .             ----             $      196,028

                                                                                        _____________          _____________

                                                                                            Shares                 Shares

                                                                                        _____________          _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,196,561              3,898,171

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .              817,966              1,091,458

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (4,319,009)            (5,636,312)

                                                                                        _____________          _____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . .             (304,482)              (646,683)

                                                                                        _____________          _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                    Year Ended September 30,

                                                                      ______________________________________________________

PER SHARE DATA:                                                    1998         1997         1996         1995         1994

                                                                    ______       ______       ______        ______       ______
   Net asset value, beginning of period  . . . . . . . . . .        $13.51       $13.35       $13.30        $12.90       $14.36

                                                                    ______       ______       ______        ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .67          .69          .70           .73          .78

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . .           .48          .41          .19           .48        (1.40)

                                                                    ______       ______       ______        ______       ______

   Total from Investment Operations  . . . . . . . . . . . .          1.15         1.10          .89          1.21         (.62)

                                                                    ______       ______       ______        ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.68)        (.70)        (.68)         (.73)        (.78)

   Dividends from net realized gain on investments . . . . .          (.07)        (.24)        (.16)         (.08)        (.06)

                                                                    ______       ______       ______        ______       ______

   Total Distributions . . . . . . . . . . . . . . . . . . .          (.75)        (.94)        (.84)         (.81)        (.84)

                                                                    ______       ______       ______        ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .        $13.91       $13.51       $13.35        $13.30       $12.90

                                                                    ______       ______       ______        ______       ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          8.76%        8.56%        6.85%         9.82%       (4.43%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .77%         .76%         .76%          .76%         .76%

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . .          4.91%        5.15%        5.25%         5.66%        5.72%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .         63.60%       90.03%      164.93%        83.31%       29.74%

   Net Assets, end of period (000's Omitted) . . . . . . . .       $296,010     $291,545     $296,798      $317,835     $347,063

                      SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  General California Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custodian agreement, the Fund received net earnings credits of $18,345 during the period ended September 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1998, the Fund was charged $202,927 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1998, the Fund was charged $90,195 pursuant to the transfer agency agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

  (D) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended September 30, 1998, redemption fees amounted to $1,412.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1998 amounted to $183,019,145 and $182,235,019, respectively.

  At September 30, 1998, accumulated net unrealized appreciation on investments was $23,211,949, consisting of $24,081,114 gross unrealized appreciation and $869,165 gross unrealized depreciation.

At September 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

We have audited the accompanying statement of assets and liabilities of General California Municipal Bond Fund, Inc., including the statement of investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Bond Fund, Inc. at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                        [Ernst & Young LLP signature logo]


New York, New York

October 30, 1998


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

 In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended September 30, 1998:

 --all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are California residents, California personal income taxes), and

 --the Fund hereby designates $.0061 per share as a long-term capital gain distribution (of which 0% is subject to the 20% maximum Federal tax rate) of the $.0717 per share paid on December 4, 1997.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)


GENERAL CALIFORNIA

MUNICIPAL BOND FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              131AR989

General California

Municipal

Bond Fund, Inc.

Annual Report

September 30, 1998